Investment	12 Months Ended
Dec. 31, 2021
Disclosure Text Block Supplement [Abstract]
Investment

6. Investment

On April 17, 2018, the Company entered into an agreement to acquire an equity interest in Mountain Capital Fund L.P. (“Mountain”) from Pegasus View Global Ltd., an international business company incorporated in the Republic of Seychelles (“Pegasus”), which is a related party. Mountain is an exempted limited partnership registered under the partnership law in the Cayman Islands and primarily engages in investing. The Company’s equity interest in Mountain was limited to 50% of Mountain’s investment in One97 Communications Limited and PayTM E-Commerce Private Limited (collectively, the “Mountain Investment”). In addition to the $43.0 million initial investment made during 2018, the purchase price in this transaction included a contingent consideration of up to $7.0 million upon satisfaction of certain conditions described in the purchase agreement. This contingent consideration of $7.0 million was paid in April 2019. The Company evaluated the Mountain Investment under the variable interest model and the voting interest model and concluded that Mountain Capital Fund L.P. is not a variable interest entity and no consolidation is needed under either the variable interest model or the voting interest model. The Company recorded an estimate of contingent consideration payable of $7.0 million as of the acquisition date. The Company accounted for the Mountain Investment under the equity method. During the year 2019, Mountain sold a portion of its investment in One97 Communications Limited (“One97”) to various third-party buyers, which resulted in the Company’s disposal of all of its investment in One97. The Company recorded a gain from the sale of the equity method investment in Mountain of $21.8 million for the year ended December 31, 2019. As of December 31, 2021 and 2020, the carrying value of the Company’s investment in Mountain was $2.3 million and $9.7 million, respectively, and the Company’s ownership percentage in Mountain was approximately 4% and 11%, respectively. As Mountain is a limited partnership, the Company continues accounting for the Mountain Investment under the equity method as of December 31, 2021 and 2020 and for the years then ended.

See Note 18 — Related Party Transactions for further information regarding this transaction.

In August 2018, the Company purchased 11,506,695 Series B+ Preferred shares in Bitmain Technologies Holding Company, a privately-held company incorporated in the Cayman Islands, for a total consideration of $15.0 million. Bitmain Technologies Holding Company and its subsidiaries (together “Bitmain”) primarily design and sell cryptocurrency mining hardware, operate cryptocurrency mining pools, and provide mining farm services. As this represents an investment in equity securities without readily determinable fair values, the Company elected the measurement alternative under ASU 2016-01 to measure this investment at cost, less any impairment, plus or minus changes resulting from observable price changes in orderly transactions for the identical or a similar investment of the same issuer.

The Company reviewed the investment in Bitmain for impairment as of December 31, 2021 and 2020, respectively, by evaluating if events or circumstances have occurred that may have a significant adverse effect on the fair value of the investment. The Company concluded there were no impairment indicators as of December 31, 2021 and 2020. In the absence of observable price changes in orderly transactions for the identical or a similar investment of the same issuer during the years ended December 31, 2021 and 2020, the carrying value of the investment remained at $15.0 million as of December 31, 2021 and 2020.

There was no impairment loss on cost method investment for the years ended December 31, 2021, 2020 and 2019.